UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LinkedIn Post Example:

Are you a shareholder in ExxonMobil? Your vote matters.

ExxonMobil is proposing to redomicile our company to our home state of Texas – aligning our legal structure with our physical headquarters in Spring, Texas.

The proposal maintains strong shareholder rights and supports efficient governance and long-term decision-making.

Learn how you can vote here: Vote+and+ASM+Dial+In+Instructions+2026.pdf

You can also join ExxonMobil’s virtual Annual Shareholder Meeting on May 27 to learn more: Annual Shareholder Meeting :: Exxon Mobil Corporation (XOM)

Voting Instructions:

Exxonmobil Your vote is important INNISFREE M&A INCORPORATED Online Mail

Annual Shareholder Meeting Website:

Annual Shareholder Meeting 2026 Annual Shareholder Meeting